Exhibit (q)(1)

Exhibits

(a)(1)           Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(a)(2)           Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(a)(3)           Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(a)(4)           Amendment #63 dated May 27, 2010 to the Amended and Restated Declaration of Trust dated February 26, 2002 regarding the dissolution of Service 2 Class shares of ING Limited Maturity Bond Portfolio and ING Pioneer Fund Portfolio – Filed herein.

(a)(5)           Amendment #64 dated June 14, 2010 to the Amended and Restated Declaration of Trust dated February 26, 2002 regarding the redesignation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap Growth Portfolio – Filed herein.

(e)(1)           Reduction Letter dated May 1, 2010 regarding ING Clarion Global Real Estate Portfolio to the Management Agreement dated February 25, 2004 between ING Investors rust and ING Investments, LLC – Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(2)           Waiver Letter dated May 13, 2009 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 regarding ING Van Kampen Global Tactical Asset Allocation Portfolio  - Filed as an exhibit to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on Form N-1A on November 25, 2009 and incorporated herein by reference.

(e)(3)           Amended Schedule A dated January 1, 2010 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 – Filed herein.

(e)(4)           Waiver Letter dated March 15, 2010 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 regarding ING BlackRock Inflation Protected Bond Portfolio  - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(5)           Waiver Letter dated March 15, 2010 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 regarding ING BlackRock Inflation Protected Bond Portfolio  - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(6)           Amended Schedule A dated April 30, 2010 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 – Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference..

(e)(7)           Waiver Letter dated April 30, 2010 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 regarding ING DFA Global All Equity Portfolio - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(8)           Amended Schedule A and Amended Schedule B, dated January 1, 2010, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC dated October 24, 2007, as amended May 24, 2002 and amended and restated January 1, 2007 - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(9)           Letter agreement, dated May 1, 2010, to reduce the annual investment management fee for ING BlackRock Large Cap Value Portfolio, for the period from May 1, 2010 through and including May 1, 2011 with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC dated October 24, 2007, as amended May 24, 2002 and amended and restated January 1, 2007  - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(10)         Letter Agreement, dated April 1, 2010, to reduce the investment management fees for ING PIMCO Total Return Bond Portfolio (formerly, ING PIMCO Core Bond Portfolio), for the period from April 1, 2010 through April 1, 2011 with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC dated October 24, 2007, as amended May 24, 2002 and amended and restated January 1, 2007  - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(11)         Letter Agreement, dated May 1, 2010, to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio, for the period from May 1, 2010 through May 1, 2011 with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC dated October 24, 2007, as amended May 24, 2002 and amended and restated January 1, 2007  - Filed as an exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on Form N-1A on April 29, 2010 and incorporated herein by reference.

(e)(12)         Letter Agreement, dated May 1, 2010 to reduce the annual investment management fee for ING T. Rowe Price Equity Income Portfolio for the period from June 1, 2010 through May 1, 2012 with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC dated October 24, 2007, as amended May 24, 2002 and amended and restated January 1, 2007 – Filed herein.

(e)(13)         Sub-Advisory Agreement between Directed Services LLC and Dimensional Fund Advisors LP dated April 30, 2010 – Filed herein.

(e)(14)         Interim Sub-Advisory Agreement between Directed Services LLC and ING Investment Management Co. dated June 12, 2010 – Filed herein.

(e)(15)         Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Invesco Advisers, Inc. dated June 1, 2010 – Filed herein.

(e)(16)         Fifth Amendment dated June 1, 2010 to the Portfolio Management Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. dated October 24, 2007 – Filed herein.

(e)(17)         Substitution Agreement dated April 1, 2010 between Wells Capital Management, Inc., ING Investors Trust and Directed Services LLC regarding the substitution of Evergreen Investment Management Co. LLC with Wells Capital Management, Inc. – Filed herein.